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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 29, 2002
                                                   -----------------------------

                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-29739                 11-3239091
------------------------------ ------------------------- -----------------------
 (State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)           File Number)            Identification No.)

               575 8th Avenue, 8th Floor, New York, New York 10018
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On October 1, 2002, Register.com, Inc. announced that Mitchell I. Quain, a Director of the Company, has been appointed Chairman of the Board of Directors effective September 29, 2002. Mr. Quain assumes this role from Richard
D. Forman, who will remain the Company's President and CEO and will continue to serve as a Director on its Board. Separately, the Company announced that Samantha McCuen, a Director, has resigned from the Company's Board of Directors, effective September 30, 2002, to focus on her other investment commitments.

         A press release dated October 1, 2002, concerning these announcements is incorporated by reference herein and is filed as Exhibit 99.1 to this report.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits

                  99.1 Press Release dated October 1, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGISTER.COM, INC.
                                   ---------------------------------------------
                                                    (Registrant)

        October 1, 2002                        /s/ Jack S. Levy
--------------------------------   ---------------------------------------------
            Date                      Jack S. Levy, Vice President, General
                                      Counsel and Secretary




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                                  EXHIBIT INDEX



EXHIBIT NUMBER        DESCRIPTION

99.1                  Press Release dated October 1, 2002.